Exhibit 10.4

EXHIBIT A

PARTICIPANTS AS OF JANUARY 1, 2010

UNDER THE EXECUTIVE MANAGEMENT INCENTIVE PLAN

Name	2010 Title

John V. Faraci	Chairman and Chief Executive Officer

Tim S. Nicholls	SVP – Chief Financial Officer

Carol L. Roberts	SVP – Industrial Packaging

Maura A. Smith	SVP – General Counsel & Global Gov’t Relations

Thomas G. Kadien	SVP – Consumer Packaging & IP Asia

Mary A. Laschinger	SVP – President xpedx

Mark S. Sutton	SVP – Printing & Communications Papers the Americas

Tommy S. Joseph	SVP – Manufacturing, Technology, EHS&S and Global Sourcing

Paul J. Karre	SVP – Human Resources & Communications

Maximo Pacheco	SVP – President IP Europe, M. East, Africa and Russia

C. Cato Ealy	SVP – Corporate Development

John N. Balboni	SVP – Chief Information Officer

A-1

Schedule 1

EXECUTIVE MANAGEMENT INCENTIVE PLAN

2010 COMPANY BUSINESS OBJECTIVE AND INTERMEDIATE PERFORMANCE OBJECTIVES

Plan Element	162(m) Limit Approved by Committee

Company Business Objective:	•Positive EBITDA Before Special Items

Intermediate Performance Objectives:	•Same as 2010 Management Incentive Plan objectives

S-1